[USAA(R) logo appears here.]




                                 USAA SHORT-TERM
                                              BOND Fund





                                         [Image appears here.]






                               Semiannual Report

--------------------------------------------------------------------------------
January 31, 2002

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              6

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            12

      FINANCIAL INFORMATION

         Portfolio of Investments                                     13

         Notes to Portfolio of Investments                            21

         Statement of Assets and Liabilities                          23

         Statement of Operations                                      24

         Statements of Changes in Net Assets                          25

         Notes to Financial Statements                                26

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
          EQUITY                     MONEY MARKET                  INDEX
--------------------------------------------------------------------------------
    Aggressive Growth*               Money Market          Extended Market Index

     Capital Growth             Tax Exempt Money Market     Global Titans Index

    Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

   First Start Growth             State Money Market           S&P 500 Index

        Growth                --------------------------------------------------
                                     TAXABLE BOND            ASSET ALLOCATION
     Growth & Income          --------------------------------------------------

      Income Stock                    GNMA Trust            Balanced Strategy

     International             High-Yield Opportunities    Cornerstone Strategy

Precious Metals and Minerals            Income           Growth and Tax Strategy

   Science & Technology         Intermediate-Term Bond       Growth Strategy*

     Small Cap Stock               Short-Term Bond           Income Strategy*

          Value               ---------------------------
                                    TAX-EXEMPT BOND
      World Growth            ---------------------------

                                      Long-Term

                                  Intermediate-Term

                                      Short-Term

                                  State Bond/Income     *CLOSED TO NEW INVESTORS
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)' ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS 50 INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Your annual and semiannual report mailings are streamlined as part of our ongoing efforts to reduce expenses and respond to shareholder requests. We develop mailing lists using criteria such as address, member number, and surname to send one report to each household instead of sending one report to each registered owner. This practice is designed to reduce duplicate copies for many shareholders and their families and save paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to receive one report per registered account owner, you may request this in writing to:


               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA SHORT-TERM BOND FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2002, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT

[Photograph of the President and
Vice Chairman of the Board,
Christopher W. Claus, appears here.]                    "
                                            THE MORE THINGS CHANGE,

                                          THE MORE THEY STAY THE SAME.
                                                        "

--------------------------------------------------------------------------------

               And when it comes to the financial market, this popular saying is 100% correct. During the heady days of the 1990s, pundits declared that the U.S. economy was "recession-proof," that the market was so broad and diversified it could withstand slowdowns in particular sectors. The boom-and-bust cycle, they said, was a thing of the past.

               They were mistaken. If we've learned anything from the current market correction, it's that market cycles are a fact of life. We can use fiscal and monetary policy to affect their duration, but eventually one market cycle ends and another begins. The market will always be cyclical--just as tigers will always have stripes.

               This truth presents us with a challenge. During the bull market of the 1990s, investors became accustomed to returns of 20% or better. Because they could count on the market to help them put money away for the future, Americans saved less--only about 1% of their disposable income. Instead, they bought more goods and services, spending between 96% and 99% of their

....CONTINUED
--------------------------------------------------------------------------------

               disposable income. Now we are in a new market cycle, one in which investors have seen the performance of their portfolios drop. Over time, the market is likely to gravitate back to its historical rate of return of about 8% to 10%. But so far, our consumption and saving rates have remained unchanged.

               What does this mean?

               It means that we will not be able to meet our long-term goals by investment returns alone. We must save more and consume less. We should also protect ourselves against extremes in the market by using an asset allocation plan that includes a range of investments. Most of all, we must remain patient and let our plan--as well as our money--work for us.

               On behalf of the entire team at USAA Investments, I would like to thank you for trusting us to help you determine and plan your investment goals. We stand ready to assist you, and will continue to work hard on your behalf.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               President and Vice Chairman of the Board








               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

6

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA SHORT-TERM BOND FUND


OBJECTIVE
--------------------------------------------------------------------------------

               High current income consistent with preservation of principal.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Normally at least 80% of the Fund's assets will be invested in a broad range of investment-grade debt securities with a dollar-weighted average portfolio maturity of three years or less.

--------------------------------------------------------------------------------
                                          1/31/02               7/31/01
--------------------------------------------------------------------------------
   Net Assets                         $451.8 Million        $419.9 Million
   Net Asset Value Per Share               $9.51                 $9.95


--------------------------------------------------------------------------------
                   Average Annual Total Returns as of 1/31/02
--------------------------------------------------------------------------------
  7/31/01 TO 1/31/02*     1 YEAR     5 YEARS         SINCE INCEPTION ON 6/1/93
        -1.51%             3.63%      5.58%                    5.61%

* TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. THIS SIX-MONTH RETURN IS CUMULATIVE.



               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

....CONTINUED
--------------------------------------------------------------------------------


                       CUMULATIVE PERFORMANCE COMPARISON
                       ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund, the Lehman Brothers 1-3 Year Government/Credit Index, the Lipper Short Investment Grade Debt Funds Average, and the Lipper Short Investment Grade Bond Funds Index for the period of 06/01/1993 through 01/31/2002. The data points from the graph are as follows:

              USAA         LEHMAN BROTHERS      LIPPER SHORT       LIPPER SHORT
            SHORT-TERM        1-3 YEAR         INV. GRADE DEBT   INV. GRADE BOND
            BOND FUND     GOVT/CREDIT INDEX     FUNDS AVERAGE      FUNDS INDEX
            ----------    -----------------    ---------------   ---------------

06/01/93     $10,000           $10,000             $10,000           $10,000
07/31/93      10,087            10,099              10,118            10,142
01/31/94      10,372            10,351              10,380            10,459
07/31/94      10,259            10,329              10,301            10,360
01/31/95      10,388            10,483              10,406            10,481
07/31/95      11,070            11,077              10,975            11,055
01/31/96      11,501            11,574              11,481            11,565
07/31/96      11,692            11,690              11,560            11,633
01/31/97      12,234            12,124              12,001            12,078
07/31/97      12,741            12,554              12,426            12,511
01/31/98      13,162            12,994              12,827            12,914
07/31/98      13,494            13,321              13,136            13,233
01/31/99      13,775            13,824              13,512            13,607
07/31/99      14,001            13,980              13,615            13,740
01/31/00      14,320            14,199              13,833            13,970
07/31/00      14,869            14,718              14,296            14,432
01/31/01      15,490            15,564              15,087            15,209
07/31/01      16,298            16,212              15,682            15,814
01/31/02      16,052            16,741              16,030            16,140


                  DATA SINCE INCEPTION ON 6/1/93 THROUGH 1/31/02.



               See the following page for benchmark definitions.


               NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

8

....CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Short-Term Bond Fund to the following benchmarks:


               - The broad-based Lehman Brothers 1-3 Year Government/Credit Index, an unmanaged index made up of government, agency, and credit bonds with maturities longer than one year and shorter than three years.

               - The Lipper Short Investment Grade Debt Funds Average, the average performance level of all short-term investment-grade debt funds, reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.

               - The Lipper Short Investment Grade Bond Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Short Investment Grade Debt Funds category.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

[Photograph of the Portfolio Manager,
Paul Lundmark, CFA, appears here.]
                                                Paul Lundmark, CFA


--------------------------------------------------------------------------------

               The 12-month dividend yield of your USAA Short-Term Bond Fund was 6.48% for the six-month period ended January 31, 2002, compared to a 5.18% average yield for funds in the Lipper Short Investment Grade Debt Funds category. Although the Fund's dividend yield compared favorably, its total return underperformed for the period versus its peers.


MARKET REVIEW

               Even before September 11, 2001, the economy had entered a recession that effectively ended the longest economic expansion in U.S. history. In an attempt to reignite economic growth, the Federal Reserve Board (the Fed) undertook an aggressive easing cycle. By early January 2002, it had cut short-term interest rates by 4.75% in 11 easing moves. The yields



               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO PAGE 8 FOR THE LIPPER SHORT INVESTMENT GRADE DEBT FUNDS AVERAGE DEFINITION.

10

....CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               on overnight loans fell below 2%, while those on 10-year and 30-year Treasuries ended the period at virtually the same level as before the first Fed rate cut in January 2001. With inflation relatively benign, investors have started to price in an economic recovery in 2002.

               November was a particularly tough month in the bond market and for the Fund. During the month, Enron bonds fell in value because of the meltdown at the company. Our holdings in Enron-related securities declined in value, which caused the Fund's value to fall. Once it became apparent that the company's merger with Dynegy was doomed, we quickly exited the position and absorbed a loss that had a short-term impact on the Fund's total return. The Fund no longer holds any Enron-related securities. We are outraged over the behavior of Enron's management and are exploring all legal alternatives for the Fund.


STRATEGY REVIEW

               We continue to emphasize the spread sectors--those parts of the fixed-income market that offer a yield advantage, or spread, over Treasury securities--because they provide a better risk/reward scenario than Treasuries. We hold corporate bonds in sectors that perform well in a weak economic environment. We continue to avoid sectors affected by the current economic slowdown, including airlines, lodging, cruise lines, auto parts, and retailers. We have added to our holdings in collateralized mortgage obligations
               (CMOs), which have stable cash flows. We also increased the percentage of cash equivalents (variable-

....CONTINUED
--------------------------------------------------------------------------------


               rate demand notes) in order to be well-positioned if interest rates rise. In addition, we hold Treasury inflation-protected securities (TIPS) as a defensive instrument. If inflation returns, the price of these bonds will rise.


OUTLOOK

               We believe the Fed has reached the end of its easing cycle and is likely to remain on hold for the rest of the year. The economy appears to be in a period of slow growth, and inflation is mild. Although there is uncertainty regarding the timing of the economic recovery, we see signs that it may begin sometime during 2002.

               Speaking for our team of portfolio managers, traders, and analysts, it is a privilege to be given the opportunity to serve you. Thank you for your confidence and support.

12

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS



                                  PORTFOLIO MIX
                                     1/31/02

A pie chart is shown here depicting the Portfolio Mix as of January 31, 2002 of the USAA Short-Term Bond Fund to be:

Corporate Obligations - 67.1%; Asset-Backed Securities - 3.2%; Collateralized Mortgage Obligations - 11.8%; Variable-Rate Demand Notes - 13.8%; U.S. Treasury Inflation-Indexed Notes - 2.3%; and Cash Equivalents - 0.4%.




     PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.

 YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 13-20.

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


CATEGORIES AND DEFINITIONS
--------------------------------------------------------------------------------

          CORPORATE OBLIGATIONS - debt securities issued by corporations as a method of raising capital. Interest rates are constant to maturity. Prior to maturity, the market price of a corporate obligation generally varies inversely to the movement of interest rates.

          COLLATERALIZED MORTGAGE OBLIGATIONS AND ASSET-BACKED SECURITIES - represent ownership in a pool of mortgage loans or other assets. They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages or assets in the pool. Like other fixed-income securities, when interest rates rise, the value of these securities generally will decline. However, when interest rates decline, the value of these securities with prepayment features may not increase as much as other fixed-income securities.

          VARIABLE-RATE DEMAND NOTES - provide the right, on any business day, to sell the security at face value on either that day or within seven days. The interest rate is adjusted at a stipulated daily or weekly interval to a rate that reflects current market conditions.

          TREASURY INFLATION-INDEXED NOTES - securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation. Their principal value periodically adjusts to the rate of inflation. They trade at the prevailing real, or after-inflation, interest rates. The U.S. Treasury guarantees repayment of these securities of at least their face value in the event of sustained deflation or a drop in prices.

14

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


          CASH EQUIVALENTS - consist of short-term obligations issued by banks, corporations, and U.S. government agencies. The interest rate is constant to maturity.


PORTFOLIO DESCRIPTION ABBREVIATIONS
--------------------------------------------------------------------------------

                 CP        Commercial Paper

                 IDA       Industrial Development Authority/Agency

                 IDB       Industrial Development Board

                 MTN       Medium-Term Note

                 RB        Revenue Bond

          CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal when due. The enhancement may be provided by either a high-quality bank, insurance company, or other corporation, or a collateral trust.

                  (LOC) Enhanced by a bank letter of credit.

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                           COUPON                MARKET
   AMOUNT   SECURITY                                  RATE    MATURITY     VALUE
--------------------------------------------------------------------------------

            CORPORATE OBLIGATIONS (67.1%)

            BANKS (2.4%)
  $ 6,000   First Union National Bank,
              Callable/Putable, Subordinated Notes   6.18%   2/15/2036  $  6,117
    4,379   Sovereign Bank Lease, Pass-Through
              Trust Certificates, Series 2000-1 a   10.20    6/30/2005     4,740
--------------------------------------------------------------------------------
                                                                          10,857
--------------------------------------------------------------------------------

            BUILDING PRODUCTS (1.2%)
    5,500   York International Corp., Senior Notes   6.63    8/15/2006     5,628
--------------------------------------------------------------------------------

            CONSUMER FINANCE (7.6%)
    3,150   Capital One Bank, Notes                  6.50    7/30/2004     3,154
    7,000   Capital One Bank, Senior Notes           6.88    2/01/2006     6,855
    7,050   Capital One Financial Corp., Notes       7.25   12/01/2003     7,064
    4,000   Ford Motor Credit Co., Global Notes      7.50    6/15/2003     4,130
    5,000   General Motors Acceptance Corp., Notes   6.13    9/15/2006     4,998
    5,000   Household Finance Corp., Notes           6.50    1/24/2006     5,114
    3,000   Household Finance Corp., Senior Global
              Notes                                  5.75    1/30/2007     2,961
--------------------------------------------------------------------------------
                                                                          34,276
--------------------------------------------------------------------------------

            DIVERSIFIED METALS & MINING (2.2%)
   10,000   EdperBrascan Corp., Notes (Canada)       7.13   12/16/2003    10,155
--------------------------------------------------------------------------------

            ELECTRIC UTILITIES (9.6%)
    9,500   Calpine Canada Energy Finance, Guaranteed
              Senior Notes                           8.50    5/01/2008     7,933
    8,380   Dominion Fiber Ventures, LLC,
              Senior Secured Notes                   7.05    3/15/2005     8,253
   10,000   Pinnacle One Partners, L.P.,
              Senior Notes a                         8.83    8/15/2004     9,813
   17,020   PSE&G Energy Holdings, Inc.,
              Senior Notes                           8.63    2/15/2008    17,323
--------------------------------------------------------------------------------
                                                                          43,322
--------------------------------------------------------------------------------

            ELECTRICAL COMPONENTS & EQUIPMENT (1.5%)
    6,700   Avnet, Inc., Notes                       8.00   11/15/2006     6,710
--------------------------------------------------------------------------------

16

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                           COUPON                MARKET
   AMOUNT   SECURITY                                  RATE    MATURITY     VALUE
--------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES (2.3%)
  $ 5,098   Waste Management, Inc., Callable/Putable
              Notes                                  6.38%  12/01/2003  $  5,253
    5,000   Waste Management, Inc., Callable/Putable
              Notes                                  7.10    8/01/2003     5,173
--------------------------------------------------------------------------------
                                                                          10,426
--------------------------------------------------------------------------------

            FOREST PRODUCTS (1.1%)
    5,000   Nexfor, Inc., Debentures                 8.13    3/20/2008     5,055
--------------------------------------------------------------------------------

            GAS UTILITIES (4.0%)
   10,000   Gemstone Investor Ltd., Senior Secured
              Notes                                  7.71   10/31/2004     9,900
    8,000   Limestone Electron Trust, Senior
              Secured Notes a                        8.63    3/15/2003     8,144
--------------------------------------------------------------------------------
                                                                          18,044
--------------------------------------------------------------------------------

            HEALTH CARE FACILITIES (2.2%)
   10,000   Healthsouth Corp., Senior Notes          7.38   10/01/2006    10,050
--------------------------------------------------------------------------------

            HOMEBUILDING (3.0%)
   13,214   Pulte Corp., Senior Notes                7.00   12/15/2003    13,473
--------------------------------------------------------------------------------

            INTEGRATED OIL & GAS (3.7%)
   10,000   Occidental Petroleum Corp., Senior
              Notes                                  5.88    1/15/2007     9,996
    6,000   Phillips Petroleum Co., Notes            8.50    5/25/2005     6,639
--------------------------------------------------------------------------------
                                                                          16,635
--------------------------------------------------------------------------------

            INTEGRATED TELECOMMUNICATION SERVICES (6.4%)
    6,000   Intermedia Communications, Inc., Senior
              Discount Notes, 7.18%/11.25%,
              07/15/02 b                             7.18    7/15/2007     6,030
   12,066   Intermedia Communications, Inc., Senior
              Subordinated Discount Notes,
              7.77%/12.25%, 03/01/04 a,b             7.77    3/01/2009    10,558
    2,000   Qwest Capital Funding, Inc., Guaranteed
              Notes                                  5.88    8/03/2004     1,968
   10,000   Qwest Capital Funding, Inc., Guaranteed
              Notes                                  7.75    8/15/2006    10,205
--------------------------------------------------------------------------------
                                                                          28,761
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                           COUPON                MARKET
   AMOUNT   SECURITY                                  RATE    MATURITY     VALUE
--------------------------------------------------------------------------------

            MEAT, POULTRY & FISH (2.3%)
  $10,000   Tyson Foods, Inc., Notes a               6.63%  10/01/2004  $ 10,278
--------------------------------------------------------------------------------

            MULTI-UTILITIES (3.9%)
    8,400   NRG Energy, Inc., Notes                  6.75    7/15/2006     8,061
   10,000   WCG Note Trust Corp., Inc., Senior
              Secured Notes a                        8.25    3/15/2004     9,489
--------------------------------------------------------------------------------
                                                                          17,550
--------------------------------------------------------------------------------

            PAPER PACKAGING (2.0%)
    9,000   Pactiv Corp., Notes                      7.20   12/15/2005     9,292
--------------------------------------------------------------------------------

            REAL ESTATE INVESTMENT TRUSTS (6.0%)
    3,000   Nationwide Health Properties, Inc., MTN  8.61    3/01/2002     3,013
    4,000   Nationwide Health Properties, Inc.,
              Callable/Putable, MTN                  6.90   10/01/2037     4,025
    7,890   Nationwide Health Properties, Inc.,
              Callable/Putable, MTN                  6.59    7/07/2038     7,919
   12,160   TriNet Corporate Realty Trust, Inc.,
              Dealer Remarketed Securities           6.75    3/01/2013    12,086
--------------------------------------------------------------------------------
                                                                          27,043
--------------------------------------------------------------------------------

            TRUCKING (5.7%)
   12,000   AMERCO, Senior Notes                     7.20    4/01/2002    12,016
   10,000   AMERCO, Senior Notes                     7.85    5/15/2003    10,136
    3,500   AMERCO, Bond-Backed Asset Trust
              Certificates, Series 1997 C a          7.14   10/15/2002     3,570
--------------------------------------------------------------------------------
                                                                          25,722
--------------------------------------------------------------------------------
            Total corporate obligations (cost: $300,856)                 303,277
--------------------------------------------------------------------------------

18

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                           COUPON                MARKET
   AMOUNT   SECURITY                                  RATE    MATURITY     VALUE
--------------------------------------------------------------------------------

            ASSET-BACKED SECURITIES (3.2%)

  $ 4,000   Citibank Credit Card Issuance Trust,
              Series 2000 B, Class B1                7.05%   9/17/2007  $  4,268
    5,000   Rental Car Finance Corp.,
              Series 1999-1, Rental Car Notes,
              Class A a                              5.90    2/25/2007     5,155
    5,000   Team Fleet Financing Corp.,
              Series 1999-3, Rental Car Notes,
              Class A a                              6.70    6/25/2003     5,083
--------------------------------------------------------------------------------
            Total asset-backed securities (cost: $13,995)                 14,506
--------------------------------------------------------------------------------

            COLLATERALIZED MORTGAGE OBLIGATIONS (11.8%)

    6,138   Federal Home Loan Mortgage Corp.,
              Series 2259 VA                         7.50    6/15/2011     6,414
    4,488   Federal Home Loan Mortgage Corp.,
              Series 2262 VA                         7.50   10/15/2009     4,663
    4,911   Federal Home Loan Mortgage Corp.,
              Series 2369 VG                         6.50   11/15/2011     5,063
    5,000   Federal Home Loan Mortgage Corp.,
              Series 2391 QK                         5.50    2/15/2012     5,085
    5,000   Federal National Mortgage Assn.,
              Series 1993-160 E                      6.25    6/25/2011     5,129
      759   Federal National Mortgage Assn.,
              Series 1997-72 CA                      9.50    9/18/2023       762
    2,175   Federal National Mortgage Assn.,
              Series 1997-79 U                       9.00   11/18/2024     2,242
    1,063   Federal National Mortgage Assn.,
              Series 1997-89 N                       9.50   12/20/2022     1,080
    1,740   Federal National Mortgage Assn.,
              Series 1998-1 H                        9.00    8/18/2024     1,835
    2,550   Federal National Mortgage Assn.,
              Series 1998-11 M                       9.00    2/18/2024     2,685
      628   Federal National Mortgage Assn.,
              Series 1998-2 GA                       8.50    4/18/2025       643
    4,442   Federal National Mortgage Assn.,
              Series 1998-7 H                        9.00    3/18/2025     4,688
    6,028   Federal National Mortgage Assn.,
              Series 2000-1 VA                       7.00    8/18/2010     6,310
    6,711   Federal National Mortgage Assn.,
              Series 2001-40 BM                      6.50    9/25/2010     6,858
--------------------------------------------------------------------------------
            Total collateralized mortgage obligations (cost: $53,086)     53,457
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)

USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                           COUPON                MARKET
   AMOUNT   SECURITY                                  RATE    MATURITY     VALUE
--------------------------------------------------------------------------------

            VARIABLE-RATE DEMAND NOTES (13.8%)

            AUTO PARTS & EQUIPMENT (0.7%)
  $ 1,704   Kentucky Rural Economic Development
              Auth. RB, Series 1989 (LOC)            4.65%  12/01/2009  $  1,704
    1,300   Kirksville, MO, IDA RB,
              Series 1989 (LOC)                      4.65   10/01/2009     1,300
--------------------------------------------------------------------------------
                                                                           3,004
--------------------------------------------------------------------------------

            AUTOMOBILE MANUFACTURERS (2.8%)
    2,490   Kenwood Lincoln-Mercury, Inc., Taxable
              Note, Series 2000 (LOC)                2.65    3/01/2021     2,490
   10,425   Kenwood Lincoln-Mercury, Inc., Notes
              (LOC)                                  2.65    5/01/2015    10,425
--------------------------------------------------------------------------------
                                                                          12,915
--------------------------------------------------------------------------------

            DRUG RETAIL (1.2%)
    5,650   Said A. Shehata & Soraya A. Shehata,
              Option Notes, Series 1999 (LOC)        2.83    1/03/2010     5,650
--------------------------------------------------------------------------------

            ENVIRONMENTAL SERVICES (0.3%)
    1,300   Gulf Shores, AL, Solid Waste RB,
              Series 2000 C (LOC)                    2.45   11/01/2010     1,300
--------------------------------------------------------------------------------

            FOREST PRODUCTS (1.6%)
    7,150   Braxton County, WV, Solid
              Waste RB, Series 1999                  3.30    3/01/2029     7,150
--------------------------------------------------------------------------------

            HEALTH CARE FACILITIES (0.8%)
    3,600   McClellan Ohio LLC, Notes, Series 2000
              (LOC)                                  2.83    9/01/2020     3,600
--------------------------------------------------------------------------------

            INDUSTRIAL MACHINERY (0.4%)
    1,810   Florence, AL, IDB RB, Series 1999B (LOC) 2.60   11/01/2008     1,810
--------------------------------------------------------------------------------

            OFFICE SERVICES & SUPPLIES (0.6%)
    2,600   Castlebrook Development LLC,
              Series 2001 (LOC)                      2.63   12/01/2019     2,600
--------------------------------------------------------------------------------

20

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)
                           (in thousands)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


PRINCIPAL                                           COUPON                MARKET
   AMOUNT   SECURITY                                  RATE    MATURITY     VALUE
--------------------------------------------------------------------------------

            REAL ESTATE MANAGEMENT & DEVELOPMENT (4.4%)
  $ 5,770   Blood Family Realty Ltd., Notes,
              Series 2000 (LOC)                      2.83%  12/01/2025  $  5,770
    6,940   DJV Investments LLC, Series 2001 A (LOC) 2.45    9/01/2051     6,940
    3,100   Reed Holdings LLC, Notes, Series 2001
              (LOC)                                  2.83    6/01/2016     3,100
    3,940   Wryneck Ltd., Notes, Series 2000 (LOC)   2.83    1/01/2020     3,940
--------------------------------------------------------------------------------
                                                                          19,750
--------------------------------------------------------------------------------

            RESTAURANTS (1.0%)
    4,345   Dana J. Lewis, Taxable Notes,
              Series 2000 (LOC)                      2.83    8/01/2010     4,345
--------------------------------------------------------------------------------
            Total variable-rate demand notes (cost: $62,124)              62,124
--------------------------------------------------------------------------------

            U.S. TREASURY INFLATION-INDEXED NOTE (2.3%)

   10,078   U.S. Treasury Inflation-Indexed Note
              (cost: $10,196)                        3.38    1/15/2007    10,221
--------------------------------------------------------------------------------

            CASH EQUIVALENT (0.4%)

    1,835   Houston Industries Finance, CPa,c
              (cost: $1,835)                         2.90    2/01/2002     1,835
--------------------------------------------------------------------------------

            TOTAL INVESTMENTS (COST: $442,092)                          $445,420
================================================================================

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


GENERAL NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentages of the investments to net assets.

          Callable/Putable Security - Provides the option for the underwriter to call the bonds at face value from the investor on a specified date prior to the bond's maturity. If the underwriter does not exercise the call option, the investor is obligated under the put feature to sell the bond back to the issuer at face value on that specified date. This mandatory put feature shortens the effective maturity of the security.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Security is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.

          (b) Stepped coupon note initially issued in zero-coupon form that converts to coupon form at the specified rate and date. As of the end of this reporting period, the security is in zero-coupon form. Interest rates presented represent the zero-coupon effective yield at the date of purchase and the coupon rate after the conversion date.


              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

22

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS
                          (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


          (c) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Directors.



              SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


ASSETS

   Investments in securities, at market value
      (identified cost of $442,092)                                   $ 445,420
   Cash                                                                     401
   Receivables:
      Capital shares sold                                                   583
      Interest                                                            6,943
                                                                      ---------
         Total assets                                                   453,347
                                                                      ---------

LIABILITIES

   Capital shares redeemed                                                1,128
   USAA Investment Management Company                                        90
   USAA Transfer Agency Company                                              42
   Accounts payable and accrued expenses                                     14
   Dividends on capital shares                                              292
                                                                      ---------
         Total liabilities                                                1,566
                                                                      ---------
            Net assets applicable to capital shares outstanding       $ 451,781
                                                                      =========

REPRESENTED BY:

   Paid-in capital                                                    $ 469,209
   Accumulated overdistributed net investment income                        (21)
   Accumulated net realized loss on investments                         (20,735)
   Net unrealized appreciation of investments                             3,328
                                                                      ---------
            Net assets applicable to capital shares outstanding       $ 451,781
                                                                      =========
   Capital shares outstanding                                            47,485
                                                                      =========
   Authorized shares of $.01 par value                                  120,000
                                                                      =========
   Net asset value, redemption price, and offering price per share    $    9.51
                                                                      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA SHORT-TERM BOND FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED)


NET INVESTMENT INCOME

   Interest income                                                    $  14,828
                                                                      ---------
   Expenses:
      Management fees                                                       551
      Administrative and servicing fees                                     344
      Transfer agent's fees                                                 241
      Custodian's fees                                                       52
      Postage                                                                32
      Shareholder reporting fees                                             17
      Directors' fees                                                         2
      Registration fees                                                      41
      Professional fees                                                      17
      Other                                                                   8
                                                                      ---------
         Total expenses                                                   1,305
                                                                      ---------
            Net investment income                                        13,523
                                                                      ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

      Net realized loss                                                 (13,019)
      Change in net unrealized appreciation/depreciation                 (8,113)
                                                                      ---------
            Net realized and unrealized loss                            (21,132)
                                                                      ---------
Decrease in net assets resulting from operations                      $  (7,609)
                                                                      =========


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA SHORT-TERM BOND FUND
SIX-MONTH PERIOD ENDED JANUARY 31, 2002 (UNAUDITED),
AND YEAR ENDED JULY 31, 2001

                                                       1/31/2002      7/31/2001
                                                       ------------------------
FROM OPERATIONS

   Net investment income                               $  13,523      $  22,164
   Net realized loss on investments                      (13,019)        (6,817)
   Change in net unrealized appreciation/depreciation
      of investments                                      (8,113)        15,924
                                                       ------------------------
      Increase (decrease) in net assets resulting
         from operations                                  (7,609)        31,271
                                                       ------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:

   Net investment income                                 (13,580)       (22,091)
                                                       ------------------------
   Net realized gains                                          -            (10)
                                                       ------------------------

FROM CAPITAL SHARE TRANSACTIONS

   Proceeds from shares sold                             182,160        217,893
   Reinvested dividends                                   11,311         18,840
   Cost of shares redeemed                              (140,358)      (119,049)
                                                       ------------------------
      Increase in net assets from
         capital share transactions                       53,113        117,684
                                                       ------------------------
Net increase in net assets                                31,924        126,854

NET ASSETS

   Beginning of period                                   419,857        293,003
                                                       ------------------------
   End of period                                       $ 451,781      $ 419,857
                                                       ========================
Accumulated undistributed (overdistributed)
   net investment income:
   End of period                                       $     (21)     $      76
                                                       ========================

CHANGE IN SHARES OUTSTANDING

   Shares sold                                            18,525         22,309
   Shares issued for dividends reinvested                  1,158          1,932
   Shares redeemed                                       (14,411)       (12,236)
                                                       ------------------------
      Increase in shares outstanding                       5,272         12,005
                                                       ========================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this semiannual report pertains only to the USAA Short-Term Bond Fund (the Fund). The Fund's investment objective is high current income consistent with preservation of principal.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Debt and government securities are valued each business day by a pricing service (the Service) approved by the Fund's Board of Directors. The Service uses the mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Company's Board of Directors.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease paid-in capital and increase accumulated undistributed net investment income by $63,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

28

NOTES
--------------------------------------------------------------------------------
                            to Financial Statements
                            (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


          D. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the six-month period ended January 31, 2002, custodian fee offset arrangements did not affect fees.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


          plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under either of these agreements during the six-month period ended January 31, 2002.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Net investment income is accrued daily as dividends and distributed to shareholders monthly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $7,716,000, which will expire in 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.


(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the six-month period ended January 31, 2002, were $199,148,000 and $182,550,000, respectively.

          The cost of securities at January 31, 2002, for federal income tax purposes, was $442,155,000.

          Gross unrealized appreciation and depreciation of investments as of January 31, 2002, for tax purposes, were $7,249,000 and $3,984,000, respectively.

30

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

          The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments may be less than amount of cash collateral required to be returned to the borrower. The Fund had no securities-lending transactions during the six-month period ended January 31, 2002.


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.24% of the Fund's average net assets.

              Beginning with the month ending July 31, 2002, the investment management fee for the Fund will be composed of a base fee and a performance adjustment that will increase or decrease the base fee depending upon the performance of the Fund relative

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


              to the performance of the Lipper Short Investment Grade Bond Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Short Investment Grade Debt Funds category. The base fee for the Fund will be computed as referenced above. The performance adjustment will be calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period will consist of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

              The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

       OVER/UNDER PERFORMANCE         ANNUAL ADJUSTMENT RATE
       RELATIVE TO INDEX1             AS A % OF THE FUND'S AVERAGE NET ASSETS
       ----------------------------------------------------------------------
       +/- 0.20% to 0.50%             +/- 0.04%
       +/- 0.51% to 1.00%             +/- 0.05%
       +/- 1.01% and greater          +/- 0.06%

       1 Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

32

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


          B. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee computed at an annualized rate of 0.15% of the Fund's monthly average net assets.

          C. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $25.50 per shareholder account plus out-of-pocket expenses.

          D. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities and to classify as interest income any paydown gains or losses realized on mortgage-backed securities and asset-backed securities. This change does not affect the Fund's net asset value but does change the classification of certain amounts in the statement of operations. For the six-month period ended January 31, 2002, interest income decreased by $37,000, net realized loss on investments decreased by $4,000, and the change in net unrealized appreciation/depreciation of investments increased by $33,000. In addition, the Fund recorded an adjustment to decrease the cost of securities and decrease accumulated undistributed net investment income by $103,000 to reflect the cumulative effect of this change up to the date of adoption of August 1, 2001.

34

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA SHORT-TERM BOND FUND
JANUARY 31, 2002 (UNAUDITED)


(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:


                             SIX-MONTH
                            PERIOD ENDED
                             JANUARY 31,                           YEAR ENDED JULY 31,
                            ------------------------------------------------------------------------------
                                2002          2001          2000          1999          1998          1997
                            ------------------------------------------------------------------------------

Net asset value at
   beginning of period      $   9.95      $   9.70      $   9.75      $   9.99      $  10.03      $   9.79
Net investment income            .29 c         .65           .63           .58           .62           .61
Net realized and
   unrealized gain (loss)       (.44)c         .25          (.05)         (.22)         (.04)          .25
Distributions from net
   investment income            (.29)         (.65)         (.63)         (.58)         (.62)         (.61)
Distributions of realized
   capital gains                   -             -             -          (.02)            -          (.01)
                            ------------------------------------------------------------------------------
Net asset value at
   end of period            $   9.51      $   9.95      $   9.70      $   9.75      $   9.99      $  10.03
                            ==============================================================================
Total return (%) *             (1.51)         9.61          6.18          3.76          5.91          8.97
Net assets at end
   of period (000)          $451,781      $419,857      $293,003      $241,247      $181,171      $133,746
Ratio of expenses to
   average net assets (%)        .57 a,b       .46 b         .48           .50           .50           .50
Ratio of expenses to
   average net
   assets excluding
   reimbursements (%)            n/a           n/a           n/a           .52           .56           .61
Ratio of net investment
   income to average
   net assets (%)               5.89 a,c      6.67          6.56          5.89          6.16          6.14
Portfolio turnover (%)         43.61         31.80         23.68         11.53         48.24         27.85


 *  Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b) Reflects total expenses prior to any custodian fee offset arrangement.
(c) Without the adoption of the change in amortization method discussed in Note 8, New Accounting
    Pronouncement, the ratio of net investment income to average net assets would have been 5.91%. The per share net investment income and net realized and unrealized loss amounts would not have changed.


NOTES
--------------------------------------------------------------------------------

                    DIRECTORS   Robert G. Davis, CHAIRMAN OF THE BOARD
                                Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                                Barbara B. Dreeben
                                Robert L. Mason, Ph.D.
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks, Ph.D.
                                Richard A. Zucker

          INVESTMENT ADVISER,   USAA Investment Management Company
                 UNDERWRITER,   9800 Fredericksburg Road
              AND DISTRIBUTOR   San Antonio, Texas 78288

               TRANSFER AGENT   USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

                    CUSTODIAN   State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

         INDEPENDENT AUDITORS   KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

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             ASSISTANCE HOURS   Monday - Friday, 6 a.m. to 10 p.m.
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               FOR ADDITIONAL   1-800-531-8181, in San Antonio 456-7200
            INFORMATION ABOUT   For account servicing, exchanges,
                 MUTUAL FUNDS   or redemptions
                                1-800-531-8448, in San Antonio 456-7202

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